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                                                                   EXHIBIT 10.14

            STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE--GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.      Basic Provisions ("Basic Provisions").

        1.1 Parties: This Lease ("Lease"), dated for reference purposes only, April 16 , 19 99 , is made by and between Rincom Associates ("Lessor") and
      --------      --                          -----------------
iOwn, Inc. ("Lessee"), (collectively the "Parties," or individually a "Party").
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        1.2(a)  Premises: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 333 Bryant Street , located in the City
                                        -----------------
of San Francisco , County of San Francisco , State of California , with zip code
   -------------             -------------            ----------
94107 , as outlined on Exhibit A attached hereto ("Premises"). The "Building" is
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that certain building containing the Premises and generally described as
(describe briefly the nature of the Building): See attached Exhibit "A" to Lease. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with al other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (also see Paragraph 2.)

        1.2(b)  Parking: NO unreserved vehicle parking spaces ("Unreserved
                         --
Parking Spaces"); and Four (4) reserved vehicle parking spaces (Reserved Parking
                      --------
Spaces"). (Also see Paragraph 2.6 and Paragraph 53)

        1.3     Term: as follows years and months ("Original Term") commencing
                      ----------
See paragraph 52 ("Commencement Date") and ending October 31, 2004 ("Expiration
----------------                                  ----------------
Date"). (Also see Paragraph 3.)

        1.4     Early Possession: See paragraph 52 ("Early Possession Date").
                                  ----------------
(Also see Paragraphs 3.2 and 3.3.)

        1.5     Base Rent: $ 57,000.00 per month ("Base Rent"), payable on the
                             ---------
First day of each month commencing See paragraph 52 (Also see Paragraph 4.)
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[X]     If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum 52 , attached hereto.

        1.6(a)  Base Rent Paid Upon Execution: $57,000.00 as Base Rent for the
                                                ---------
                period month three of the Lease as defined in Paragraph 52
                       ---------------------------------------------------

        1.6(b)  Lessee's Share of Common Area Operating Expenses: 22.11% percent
                                                                  ------
                (22.11) ("Lessee's Share") as determined by

[X] prorata square footage of the Premises as compared to the total square footage of the Building or [ ] other criteria as described in
        Addendum      .
                 ----

        1.7     Security Deposit: $100,000.00 ("Security Deposit"). (Also see
                                   ----------
                Paragraph 5.)

        1.8     Permitted Use: Internet company, software development and
                               ------------------------------------------
                related office use. ("Permitted Use") (Also see Paragraph 6.)
                ------------------

        1.9 Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph 8.)

        1.10(a) Real Estate Brokers. The following real estate broker(s)
                (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

                [X] Tri Commercial Real Estate Services
                    -----------------------------------
                    represents Lessor exclusively ("Lessor's Broker")

                [X] ROK Properties represents Lessees exclusively ("Lessee's
                    --------------
                    Broker"); or

                [ ]                represents bot Lessor and Lessee ("Dual
                    --------------
                    Agency"). (Also see Paragraph 15)

        1.10(b) Payment to Brokers. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of $
                                                                          ------
for brokerage services rendered by said Broker(s) in connection with this transaction. (See paragraph 60)

        1.11    Guarantor. The obligations of the Lessees under this Lease are
to be guaranteed by                  ("Guarantor"). (Also see paragraph 37.)
                    ----------------

        1.12 Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 67 , and Exhibits A through B , all of which
                         --         --                -         -
constitute a part of this Lease.

2.     Premises, Parking and Common Areas.

       2.1 Lotting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that my have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

        2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance rectify same at Lessor's expense,. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost expense.

        2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction (on or in the Premises which have been constructed or installed by lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date Said warranties shall not apply to an Alterations or Utility provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as my be reasonable or appropriate to rectify the non-compliance. Lessor makes not warranty that the Permitted Use in paragraph 1.8 is permitted for the Premises under Applicable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

        2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has bee advised by the broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and by convenants or such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than is set forth in this Lease.

        2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force of effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner of occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

        2.6 Vehicle Parking. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces that said number said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicle other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by lessor. (Also see Paragraph 2.9)

                (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                (b) If Lessee permits or allows any of the prohibited activities described in this paragraph 2.6, then Lessor shall have the right, without notice, In addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor

                (c) Lessor shall at the Commencement Date of this Lease. provide the parking facilities required by Applicable Law.

        2.7 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to lime for the general non-exclusive use 04 Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and individual fees. including parking areas, loading and unloading areas, bash areas, roadways, sidewalks, walkways, padways, driveways and landscaped areas. (See Insert 1, Exhibit "B")

        2.8 Common Areas--Lease's Rights. Lessor hereby grants to Lessee. for the benefit of Lessee and its employees, suppliers, shippers, contractors. customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use. the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to Include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked al any lime. In the event that any unauthorized storage shall occur then Lessee shall have the right, without notice, In addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee. which cost shall be immediately payable upon demand by Lessor.

        2.9 Common Areas--Rules and Regulations. Lessor or such other person(s} as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to lime, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and Conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations other lessees to the Industrial Center.

        2.10 Common Areas--Changes. Lessor shall have the right, in Lessor's reasonable discretion so long as it does not cause any material interference from time to time

                (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances parking space parking areas, loading and unloading areas, ingress, egress direction of traffic, landscaped areas, walkways and utility raceways;

                (b) To close temporarily any of the common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                (c) to designate other land outside the boundaries of the Industrial Center to be a part of the common Areas;

                (d) To add additional buildings and improvements to the Common Areas;

                (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

                (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may in the exercise of sound business judgement, deem to be appropriate.

3.      Term.

        3.1. Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3

        3.3. Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4 or if no Early Possession Date is specified, by the Commence Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided Herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period. Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the day of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee. (See paragraph 52.2)

4.      Rent

        4.1 Base Rent. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the months involved. Payment of Base Rent and other changes shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

        4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, In addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined of all increases over Lessee's share during the base year during each calendar year of the term of this Lease, in accordance with the following provisions:

                (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                    (i) The operation, repair and maintenance, in neat clean, good order and condition, of the following:

                        (aa) the Common Area, including parking area, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                        (bb) Exterior signs and any tenant directories.

                        (cc) Fire detection and sprinkler systems.

                    (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                    (iii) Property management and security services and the costs of any environmental inspections.

                    (iv) Reserves set aside for maintenance and repair of Common Areas.

                    (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 102(b)) for the Building and the Common Areas. Property tax base year 1998-1999.

                    (vi) Any "Insurance Coal Increase" (as defined in Paragraph 8.1).

                    (vii) The cost of Insurance carried by Lessor with respect to the Common Areas.

                    (viii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                    (ix) Any other services to be provided by Lessor that are slated elsewhere in this Lease to be a Common Area Operating Expense.

                (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Properly Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

                (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same. Lessor already Provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                (d) Lessee's Share at Common Area Operating Expenses shall be payable by Lessee within left (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate during each 12 month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over

                                     --2--
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payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. (See paragraph 67)

5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorney' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.      Use.

        6.1     Permitted Use.

                (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

                (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee. Its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the Improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

        6.2     Hazardous Substances.

                (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the Installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and In compliance with all Applicable Requirements, use any ordinary and customary material reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor my (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability thereof, including but not limited to the installation (and, at Lessor's option, remove all on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

                (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use Involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

                (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgements, costs, claims, liens, expenses, penalties, loss of permits and attorney' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

        6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about Premises, including soil and ground water conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements. (See Insert 6, Exhibit "B")

        6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times upon prior notice and a representative of Lessee shall be given an opportunity to accompany Lessor and /or Lessor's Representative for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case maybe, for the costs and expenses of such inspections.

7.      Maintenance, Repairs, Utility Installations, Trade Fixtures and
Alterations.

        7.1     Lessee's Obligations.

                (a) Subject to the provisions of Paragraphs 2.2. (Condition),
2.3 (Compliance with Covenants Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditions, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceiling, floors, windows, doors, plate glass, and sky lights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. (See Insert 2 Exhibit "B")

                (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilating system, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the actual cost thereof.

                (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required, perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

        7.2 Lessor Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9. (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection

                                     --3--
systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing there services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center of Common Areas in good order, condition and repair.

        7.3     Utility Installations, Trade Fixtures, Alterations.

                (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00 per incident and $10,000.00 aggregate. (See Insert 3, Exhibit "B")

                (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon; (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,5000.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

                (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein, Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of its sole expense, defend and protect itself, Lessor and the premises against the same and shall pay and satisfy and such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require in such Lessee to pay Lessor's reasonable attorney's fees and costs in participating action if Lessor shall decide it is to its best interest to do so.

                (d) See Insert 4, Exhibit "B".

        7.4     Ownership, Removal, Surrender, and Restoration.

                (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor so long as timely required by Lessor or otherwise agreed to by the parties may in connection with Lessor's consent thereto elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations all Lessee-Owned alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

                (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any item of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

                (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.      Insurance; Indemnity.

        8.1     Payment of Premium Increases.

                (a) As used herein, the term "Insurance Cost Increase" is defined as any increase in the actual cost of the insurance applicable to the Building and required to be carried by Lessor pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate increase. The term "Insurance Cost Increase" shall not, however, include any premium increases resulting from the nature of the occupancy of any other Lessee of the Building. If the parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "Base Premium." If a dollar amount has not been inserted in Paragraph 1.9 and if the Building has been previously occupied during the twelve (12) month period immediately preceding the Commencement Date, the "Base Premium" shall be the annual premium applicable to such twelve (12) month period. If the "Building" was not fully occupied during such twelve (12) month period, the "Base Premium" shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the Commencement Date, assuming the most nominal use possible of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under Paragraph 8.2(b)

                (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

        8.2     Liability Insurance.

                (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional Insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant hereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage far liability assumed under this Lease as an "Insured contract" for the performance of Lessee's indemnity obligations under this Lease The limits of said insurance required by this Lease or as carried by Lessee shall not. however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                (b) Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

        8.3     Property Insurance-Building, Improvements and Rental Value.

                (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations end Utility Installations, Trade Fixtures and Lessee's personal property shall be Insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall ensure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance Said policy of policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted US Department of Labor Consumer Price Index for all Urban Consumers for the city nearest to where the Premises are located.

                (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy o(cent) policies in the name of Lessor with loss payable to Lessor and any Lender(s), Insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases) Said insurance may provide that in the even[ the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, Insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

                (c) Adjacent Premises. Lessee shall pay for any Increase in the premiums for the property insurance of the Building and for the Common Areas other buildings in the Industrial Center if said Increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                                     --4--

                (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

        8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

        8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

        8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

        8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgements, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving or in connection with, the occupancy of the Premises by Lessee, and conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

        8.8 Exemption of Lessor from Liability Except for injury or damage caused by Lessor's gross negligence or willful misconduct, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom. (See Insert 5, Exhibit "B")

9.      Damage or Destruction

        9.1     Definitions.

                (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

                (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor be deemed to be Premises Total Destruction.

                (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

                (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depredation.

                (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2 Premises Partial Damage--Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligations to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Except that rent shall abate as of the casualty date to the extent Lessee is unable to occupy the Premises. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 Partial Damage: Uninsured Loss. If Premises Partial Damage that is not an insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage, except that rent shall abate as of the casualty date to the extent Lessee is unable to occupy the Premises, totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty
(30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. Except that rent shall abate as of the casualty date to the extent Lessee is unable to occupy the Premises.

        9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, except that rent shall abate as of the casualty date to the extent Lessee is unable to occupy the Premises, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

        9.5 Damage Near End Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

        9.6     Abatement of Rent; Lessee's Remedies.

                (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation, or restoration unless such damage is caused by Lessor's gross negligence or willful misconduct.

                                     --5--

                (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue. Lessee may, at time prior to the commencement of such repair or restoration, give written notice to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

        9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such a notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.8 Termination--Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.
        9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.     Real Property Taxes

        10.1 Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a) applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

        10.2    Real Property Tax Definitions.

                (a) As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. (See Insert 7, Exhibit "B".)

                (b) As used herein, the term "Base Real Property Taxes" shall be the amount of Real Property Taxes, which are assessed against the Premises Building or Common Areas in the calendar year during which the Lease is executed. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

        10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alteration, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

        10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuation assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof shall be conclusive.

        10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations. Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.     Assignment and Subletting.

        12.1    Lessor's Consent Required.

                (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36. (See Insert 8, Exhibit "B")

                (c) The involvement of Lessee or its assets in any transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

                (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty
(30) days' written notice ("Lessor's Note"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustment scheduled during the remainder of the Lease form shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

                (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

        12.2    Terms and Conditions Applicable to Assignment and Subletting.

                (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any obligations to be performed by Lessee under this Lease.

                (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease of the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

                                     --6--

                (d) In the event of any Default of any Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as a deposit for the amounts due under Paragraph 36. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

                (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                (g) The occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to two (2) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

                (h) Except as provided in Paragraph 57.1, Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

        12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such Sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have the right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     Default; Breach; Remedies.

        13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with, or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraph 13.2 and/or 13.3:

                (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following Lessee's receipt of written notice thereof by or on behalf of Lessor to Lessee.

                (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an authorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (viii) the execution of any document requested under Paragraph 42 (easements), or (vii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten
(10) days following written notice by or on behalf of Lessor to Lessee.

                (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more that thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease be Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

                (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

        13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice of Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such pro-

                                     --7--
ceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to rlet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing prior to such expiration or termination (unless Lessee shall holdover the Premises) or by reason of Lessee's occupancy of the Premises. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

        13.3 Inducement Recapture in Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance. (See Insert 11, Exhibit "B".)

        13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to twelve pct (12%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

        14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation), this Lease shall terminate as to the part so taken as of the date condemning authority takes title or possession whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced the same proportion as the rentable floor are a of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises unless the common areas are condemned in a manner that materially affects Lessee's access to the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority.

15.     Brokers' Fees.

        15.4 Representations and Warranties. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.     Tenancy and Financial Statements.

        16.1 Tenancy Statement. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. If Lessee becomes a publicly held company, then Lessor shall only require publicly available financial statements.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. (See Insert 10, Exhibit "B".)

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party of this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

                                     --8--

23.     Notices.

        23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased one hundred and fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     Subordination; Attornment; Non-Disturbance.

        30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease unless and until they become the owner of the building, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

        30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. (See Insert 9, Exhibit "B".)

        30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorneys' Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon prior notice and a representative of Lessee shall be given an opportunity to accompany Lessor and/or Lessor's Representative for the purpose of showing the same to prospective purchases, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term thereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.     Consents.

                (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

                (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.     Guarantor.

        37.1 Form of Guaranty. If there are to be any Guarantors of this Lease per Paragraph 1.11, each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

                                     --9--

        37.2. Additional Obligations of Guarantor. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

        38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

        39.     Options.

       39.1 Definition. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

       39.2 Options Personal to Original Lessee. Except with respect to a Related Entity, each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

       39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

       39.4     Effect of Default on Options.

                (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

                (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

                                     --10--

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCE. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: San Francisco, California    Executed at: San Francisco, California
             -------------------------                 -------------------------
on:    6/30/99                            on:
    ----------------------------------        ----------------------------------

By LESSOR:                                By LESSEE:

    Rincon Associates                         iOwn, Inc.
--------------------------------------    --------------------------------------
    A California General Partnership          A California Corporation
--------------------------------------    --------------------------------------
By:    /s/ A. Robert Fisher               By:    /s/ Edward Plater Hoyt
    ----------------------------------       -----------------------------------
Name Printed:      A. Robert Fisher       Name Printed:     Edward Plater Hoyt
              ------------------------                  ------------------------
Title:       Partner                      Title:     President and CEO
       -------------------------------           -------------------------------
By:                                       By:   /s/ Lee T. Kirkpatrick
    ----------------------------------        ----------------------------------
Name Printed:                             Name Printed:      Lee T. Kirkpatrick
              ------------------------                  ------------------------
Title:                                    Title:      CFO
       -------------------------------           -------------------------------
Address:  333 Bryant Street, Suite 200    Address:    118 King Street, Suite 226
         -----------------------------             -----------------------------
          San Francisco, CA 94107                     San Francisco, CA 94107
--------------------------------------    --------------------------------------
Telephone: (415)   981-6076               Telephone: (415)   908-6420
           ---------------------------               ---------------------------
Facsimile: (      )                       Facsimile: (      )
           ---------------------------               ---------------------------
BROKER:                        BROKER:

Executed at:                              Executed at:
             -------------------------                 -------------------------
on:                                       on:
    ----------------------------------        ----------------------------------
By:                                       By:
    ----------------------------------        ----------------------------------
Name Printed:                             Name Printed:
              ------------------------                  ------------------------
Title:                                    Title:
       -------------------------------           -------------------------------
Address:                                  Address:
         -----------------------------             -----------------------------

--------------------------------------    --------------------------------------
Telephone: (     )                        Telephone: (      )
           ---------------------------               ---------------------------
Facsimile: (     )                        Facsimile: (      )
           ---------------------------               ---------------------------

Note: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.

                                     --11--

                                  EXHIBIT "B"

       INSERTS TO STANDARD INDUSTRIAL COMMERCIAL MULTI-TENANT LEASE-GROSS
          BETWEEN RINCON ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP,
              AS LESSOR, AND iOwn, Inc., A CALIFORNIA CORPORATION,
             AS LESSEE, FOR PREMISES LOCATED AT 333 BRYANT STREET,
                      SUITE 300, SAN FRANCISCO, CALIFORNIA

INSERT 1:
--------

Insert to Paragraph 2.7 - Common Areas - Definitions. Add the following: "Common Areas shall not include any telecommunications facilities that service one or more Lessees in the Industrial Center."

INSERT 2:
--------

Add the following to Paragraph 7.1(a) - Lessee's Obligations: "Lessee's obligations hereunder shall include maintenance and repair of all telecommunications wiring and cabling in the Premises and the connection of Lessee's telecommunications wire and cabling with the Industrial Center's intrabuilding network cabling."

INSERT 3:
--------

Add the following to Paragraph 7.3(a) - Utility Installations, Trade Fixtures, Alterations - Definitions; Consent Required: "For purposes of this Lease, the installation, repair or removal by Lessee of telecommunications lines or the making by Lessee of connection or disconnections of telecommunications lines in a common telecommunications closet servicing the Premises and other portions of the Industrial Center shall be deemed an alteration, addition or improvement requiring Lessor's consent hereunder. If the Premises does not have its own telecommunications line closet exclusively serving the Premises, then Lessee shall not enter the telecommunications line closet serving the Premises and other portions of the Industrial Center for purposes of connection, disconnection, removal, repair or installation of telecommunications lines and cabling without obtaining Lessor's prior consent. All such connection, disconnection, removal, repair and installation shall be performed by a qualified contractor approved by Lessor in advance."

INSERT 4:
--------

Add the following as new Paragraph 7.3(d): "(d) Telecommunications Services. If Lessee requires any extraordinary telecommunication services that require any increase in the capacity of the Industrial Center's system and/or intrabuilding network cabling, then Lessee shall notify Lessor of such and, if Lessor consents in writing to such increase in capacity, Lessee shall pay, as additional rent, the cost of any alterations, modifications or improvements required to be made to the Industrial Center's telecommunications system and/or intrabuilding network cabling to provide such extraordinary service."

INSERT 5:
--------

Insert to Paragraph 8.8 - Exemption of Lessor from Liability. Unless caused by Lessor's gross negligence or willful misconduct, Lessor shall not be liable for, and Lessee hereby releases Lessor from any and all losses, damages, judgements, costs, expenses and claims incurred by Lessee as a result of any interruption of any utilities or other services, including, without limitation, any telecommunications services.

INSERT 6:
--------

Insert to Paragraph 6.3 - Lessee's Compliance with Requirements. Notwithstanding anything in Paragraph 6.3 or elsewhere in this Lease to the contrary, Lessee shall have no obligation to modify any structural elements of the Premises or the building encompassing the Premises or to modify any portion of the electrical, water, HVAC or other utility systems of the Premises or the building encompassing the Premises unless such modifications are required by Lessee's use of the Premises; provided however, in no event shall this provision be deemed to modify, affect or amend Lessee's obligations under the Lease to repair, maintain and replace any and all mechanical, electrical, HVAC, and plumbing systems servicing the Premises.

INSERT 7:
--------

Insert to Paragraph 10.2(a) - Real Property Tax Definitions. The following shall be excluded from the definition of "Real Property Taxes": all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, federal and state income taxes, and other taxes applied or measured by Lessor's general or net income (as opposed to rents, receipts, or income attributable to operations at the Building).

INSERT 8:
---------

Insert to Paragraph 12.1(b) - Lessor's Consent Required. Notwithstanding anything to the contrary contained in this Section 6, so long as Lessee delivers to Lessor (1) at least fifteen (15) business days prior written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) such other information concerning the Related Entity as Lessor may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Related Entity, and so long as (i) any change in the proposed use of the subject portion of the Premises is in conformance with the uses permitted to be made under this Lease and do not involve the use or storage of any Hazardous Substances (other than nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not regulated by environmental laws), and (ii) at the time of the proposed assignment or sublease, the net profits and financial condition of the Related Entity is reasonably adequate and sufficient in relation to the then remaining obligations of Lessee under the Lease, then Lessee may assign this Lease or sublease any portion of the Premises (X) to any Related Entity, or (Y) in connection with any merger, consolidation or sale of substantially all of the assets of Lessee, without having to obtain the prior written consent of Lessor thereto. For purposes of this Lease the term "Related Entity" shall mean and refer to any corporation or entity which controls, is controlled by or is under common control with Lessee as all of such terms are customarily used in the industry.

INSERT 9:
--------

Insert to Paragraph 30.3 - Non-Disturbance. Lessor shall use Lessor's commercially reasonable efforts to obtain from the holder of each current Security Device, a non-disturbance agreement in recordable form, providing among other things, that in the event of any foreclosure or deed in lieu of foreclosure ("Foreclosure") or the exercise of any other remedy under such Security Device that: (a) Lessee's use, possession and enjoyment of the Premises shall not be disturbed and this Lease shall continue in full force and effect as long as Lessee is not in Default, and (b) this Lease shall automatically become a lease directly between any successor to Lessor's interest as a result of any Foreclosure and Lessee; provided, however, in no event shall obtaining such non-disturbance agreement be a condition precedent to the effectiveness of this Lease or Lessee's obligations hereunder.

INSERT 10:
---------

Insert to Paragraph 17 - Lessor's Liability. Lessor's liability shall in no event exceed Lessor's equity in the Building. In addition, in the event Lessor shall change Lessor's form of ownership or organizational structure, in consideration of Lessee's entering into this Lease on the terms and conditions contained in this Lease, Lessee agrees and covenants with Lessor that (i) Lessee shall look solely to the assets of such newly formed entity and under no event or circumstance shall Lessee or any successor, assign, or subtenant of Lessee seek recourse against any of the assets of the Individual General Partners of Rincon Associates and (ii) Lessee hereby consents to the assignment and transfer of Lessor's interest in and to the Lease to such newly formed entity. Lessee shall execute and acknowledge, if applicable, such documents, instruments and agreements reasonably requested by Lessor to evidence Lessee's agreement to the foregoing and Lessee agrees to cooperate with Lessor to accomplish such change of form of ownership.

INSERT 11:
---------

Insert to Paragraph 13.3 - Inducement of Breach: For purposes of this Paragraph
13.3 only, a "Breach" shall not be deemed to have occurred under Paragraph 13.1
(b) unless and until (i) the initial three (3) day period described in Paragraph 13.1(b) shall have expired and (ii) thereafter, an additional five (5) business days shall have expired following Lessee's receipt of a second (2nd) written notice of a failure of Lessee to make a payment described in Paragraph 13.1(b).

                             SUBLEASE EXHIBIT "A"

                   STANDARD INDUSTRIAL LEASE -- MULTI-TENANT
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1.  Parties. This Lease, dated, for reference purposes only, June 13, 1997, is
                                                             -------    --
made by and between   RINCON ASSOCIATES, a California general partnership with
                      --------------------------------------------------------
its principal offices at 333 Bryant St., Suite 200, SF, CA 94107 (herein called
----------------------------------------------------------------
"Lessor") and Psygnosis, Inc., a California corporation with principal offices
              ----------------------------------------------------------------
at 333 Bryant Street, SF, CA 94107 (herein called "Lessor").
----------------------------------

2.  Premises, Parking and Common Areas.

  2.1 Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of San Francisco, State of California commonly
                                   -------------           ----------
known as 333 Bryant Street and described as set forth on Exhibit "A",
         -----------------                  -------------------------
approximately 25,288 rentable square feet herein referred to as the "Premises",
-----------------------------------------
including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building." The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center."

  2.2 Vehicle Parking. Lessee shall be entitled to four (4) vehicle parking
                                                   --------
spaces, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

    2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

    2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

  2.3 Common Areas -- Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

*See Addendum Paragraph 64

  2.5 Common Areas -- Rules and Regulations. Lessor or such other persons(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations which will be provided to Lessee by Lessor in writing when such are established and/or revised, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

  2.6 Common Areas -- Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

  (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

    2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3.  Term.

  3.1 Term. The term of this Lease shall be as follows;   commencing on
                                             -----------
execution of the Lease and ending on   October 31, 2002 unless sooner terminated
----------------------                 ----------------
pursuant to any provision hereof.

* See Addendum Paragraph 65.

  3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date in 3.1 above such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.  Rent.

See Addendum, Paragraph 67.

5.  Security Deposit. Lessee shall deposit with Lessor upon execution hereof
$31,083.00   as security for Lessee's faithful performance of Lessee's
----------
obligations hereunder if Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessee may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee if the monthly rent shall, from time to time, increase during the term of this Lease. Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  Use.

  6.1  Use. The Premises shall be used and occupied only for multimedia,
                                                             -----------
software design, development, production and testing, and administration
------------------------------------------------------------------------
offices in connection therewith or any other use which is reasonably comparable
-------------------------------
and for no other purpose. Lessor represents to the best of its knowledge that said use is permitted by current zoning laws.

  6.2  Compliance with Law.

  (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, ADA, environmental laws, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation in the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost; provided, however, if the violation concerns any latent defects, Lessee shall have thirty (30) days from the discovery of such latent defects to give written notice of the violation to Lessor and if Lessee fails to give such notice the correction of the same shall be the obligation of Lessee at Lessee's sole cost.

  (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statues, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Lessee's Tenant Improvements and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

  6.2 (c) Notwithstanding anything else to the contrary contained in this Lease, through the term hereof, Lessee shall not be responsible for any costs incurred due to other tenants' manner and use of occupancy of their respective premises.

  6.3 Condition of Premises.

  (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, hot water and chilled water for HVAC unit on premises, and any other utilities serving the premises except telephone and telecommunications, and HVAC air handler unit, and loading doors in the Premises shall be in good operating condition and roof free of leaks on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

  (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.  Maintenance, Repairs, Alterations and Common Area Services.

  7.1 Lessor's Obligations. Subject to the provisions of Addendum, paragraph 67 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to Addendum, paragraph 67 shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, plumbing to the Premises and main electrical service to the Premises, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense or a Common Area Maintenance charge pursuant to Addendum, paragraph 67. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor. Lessor shall repair at Lessor's sole expense any damage to the premises caused by Lessor's willful misconduct or negligence (but only to the extent of Lessor's negligence utilizing comparative negligence standards) or default.

  7.2 Lessee's Obligations.

    (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessable to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

    (b) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law or the prime rate plus four (4%), whichever is the lesser, shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

    (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear, casualty or damage due to Lessor's willful misconduct or negligence (but only to the extent of Lessor's negligence utilizing comparative negligence standards) or default excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing on the Premises in good operating condition.

  7.3

    (a) See Addendum Paragraph 66.

See Addendum Paragraph 66.

    (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

    (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) day's notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

    (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

  7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  Insurance; Indemnity.

  8.1 Liability Insurance -- Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

  8.2 Liability Insurance -- Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000.00 per occurrence.

  8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period.

  8.4 Payment of Premium Increase.

    (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

    (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee. Lessee shall in no event be responsible for insurance cost increases resulting from increase in valuation arising from improvements made by Lessor to other tenant spaces or the addition of earthquake coverage, unless required by a third party.

    (c) Lessee shall pay to Lessor, during the term hereof, in addition to the rent, Lessee's Share (as defined n paragraph 4.2[a]) of the amount of any increase in premiums for the insurance required under Paragraphs 8.2 and 8.3 over and above such premiums paid during the Base Period, as hereinafter defined, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, or general rate increases. In the event that the Premises have been occupied previously, the words "Base Period" shall mean the last twelve months of the prior occupancy. In the event that the Premises have never been occupied previously, the premiums during the "Base Period" shall be deemed to be the lowest premiums reasonably obtainable for said insurance assuming the most nominal use of the Premises. Provided, however, in lieu of the Base Period, the parties may insert a dollar amount at the end of this sentence which figure shall be considered as the insurance premium for the Base Period: $4,162.00
                                                                  ---------
property insurance and $11,041.00 liability insurance. In no event, however,
-----------------------------------------------------
shall Lessee be responsible for any portion of the premium cost increase attributable to liability insurance coverage limit in excess of $2,000,000 procured under paragraph 8.2

    (d) Lessee shall pay any such premium increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail, the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

  8.5 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amount of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other material modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least (30) days prior to the expiration of such policies, furnish Lessor with renewals, certificates or "binders" thereof.

  8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

  8.7 Indemnity. Except when due to Lessor's willful misconduct or negligence (but only to the extent of Lessor's negligence utilizing comparative negligence standards) or default under this Lease, Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. See Addendum, paragraph 68.

  8.8 Exemption of Lessor from Liability. Except when due to Lessor's willful misconduct or negligence (but only to the extent of Lessor's negligence utilizing comparative negligence standards) or default under this Lease. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

9.  Damage or Destruction.

  9.1 Definitions.

    (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

    (b) "Premises Total Destruction: shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

    (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

    (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

    (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

    (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

    (g) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

    (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

  9.2 Premises Partial Damage; Premises Building Damage.

    (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an insures Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall at Lessor's expense, repair such damage to the Premises to the condition which existed immediately prior to the loss or damage, using the same quality materials and workmanship but only to existing building and any improvements constructed by Lessee but not Lessee's fixtures, equipment, or tenant improvements as soon as reasonably possible and this Lease shall continue in full force and effect.

    (b) Uninsured Loss. Subject to the provisions of paragraph 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense) which damage prevents Lessee from using the Premises. Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense in which event this Lease shall continue in full force and effect, or (ii) given written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease of the date of the occurrence of such damage in the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to five written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor in which event this Lease shall continue in full force and effect and Lessee shall proceed to make such repairs as soon as reasonably possible if Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

  9.3 Premises Total Destruction; Premises Building Total Destruction; Industrial Center Buildings Total Destruction.

    (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Partial Damage, or (ii) Premises Building Total Destruction, or (iii)Industrial Center Buildings Total Destruction then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense and this Lease shall continue in full force and effect, or (ii) five written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, IN which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

  9.4 Damage Near End of Term.

    (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage whether or not an insured Less which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

    (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease and the time within which said option may be exercised has not yet expired. Lessee shall exercise such option if it is to be exercised at all no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease if Lessee duly exercises such option during said twenty (20) day period. Lessor shall, at Lessor's expense. repair such damage, bit not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and elect. If Lessee fails to said twenty (20) day period by giving written notice to Lessee of lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

  9.5 Abatement of Rent; Lessee's Remedies.

    (a) In the event Lessor repairs or restores the Premises pursuant to the provision of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any. Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage destruction, repair or restoration.

    (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

  9.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

  9.7 Waiver. Lessor and Lessee waive the provisions of any stature which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

  10.1 Payment of Tax Increase. Lessor shall pay the real property tax, as defined in paragraph 10.3 applicable to the Industrial Center provided, however, that Lessee shall pay. In addition to rent, Lessee's Share (as defined in Addendum, paragraph 67.1 of the amount if any by which real property taxes are applicable to the Premises increase over the fiscal real estate tax year 1997 - 1998. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement including a copy of the bill(s) from the taxing authority setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year. Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

  10.2 Additional Improvements. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating expenses are payable under paragraph 4.2(c) the entirely of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request. See Addendum, paragraph 70.

  10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, generally, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof as against Lessor's right to rent or other income therefrom and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge
(i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge herein above included within the definition of "real property tax," or
(ii) the nature of which was hereinbefore included within the definition of "real property tax" or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged has been increased since June 1, 1978 or (iv) which is imposed as a result of transfer either partial or total of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transferor (v) which is imposed by reason of this transaction, any modification or changes hereto, or any transfers hereof.

  10.4 Joint Assessment. If the Industrial Center is not separately assessed. Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available Lessor's reasonable determination thereof, in good faith, shall be conclusive.

  10.5 personal Property Taxes.

    (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishing, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible Lessee shall cause said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property of Lessor.

    (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributes to Lessee within ten (10) business days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises together with any taxes thereon. If any such services are not separately metered to the Premises Lessee shall pay at Lessor's option, either Lessee's Share a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building, in accordance with Addendum paragraph 67.

12. Assignment and Subletting

  12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

  12.2 See Addendum Paragraph 71

  12.3 Terms and Conditions of Assignment. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment, in the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms of hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

  12.4 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

    (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease. Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

    (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

    (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

    (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

    (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

    (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

    (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

    (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

    (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

    (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

    (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such default cured by the sublessee.

  12.5 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith.

13.  Default; Remedies.

  13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

    (a) The abandonment of the Premises by Lessee.

    (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder as and when due where such failure shall continue for a period of three (3) business days after receipt of written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

    (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after receipt of written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure then Lessee shall not be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion, provided, however, under no circumstances shall the cure period exceed one hundred and twenty (120) days. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

    (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors: (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

    (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

  13.2 Remedies. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

    (a) Terminate Lessee's right to possession of the Premises by any lawful means. In which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided, that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

    (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacates or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

    (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

  13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation, provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

  13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Industrial Center. Accordingly, if any installment of Base Rent, Operating Expenses or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) business days after such amount shall be due, then five (5) business days after Lessee receives written notice of such amount being past due, Lessee shall pay to Lessor a late charge equal to 12% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph
4.1 or any other provision of this Lease to the contrary. Notwithstanding the foregoing, Lessee, during the term of this Lease shall be granted.

14. Condemnation. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"). This Lease shall terminate as to part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damages to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair. Notwithstanding the foregoing, Lessee shall be entitled to any condemnation award or payment made under threat of condemnation for the moving costs, unamortized portion of any tenant improvements made at the expense of Lessee, loss of Lessee's personal property and Lessee's trade fixtures.

15.  See Addendum Paragraph 58.

16.  Estoppel Certificate.

    (a) Each party (as "responding party") shall at any time upon not less than fifteen (15) days prior written notice from the other party ("requesting party") execute acknowledge and deliver to the requesting party a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

    (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

    (c) If Lessor desires to finance, refinance, or sell the Industrial Center, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor only such publicly available financial statements of Lessee as may be reasonably required by, such lender or purchaser. Such statements shall include the past three (3) years financial statements of Lessee if publicly available. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or the prime rate plus four (4%), whichever is the lesser from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Industrial Center and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by overnight delivery service (e.g. Federal Express, UPS, etc.) or by personal delivery or by certified mail and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee at the premises with a copy to Sony Corporation of America Real Estate Department, 555 Madison Avenue, 2nd Floor, New York, NY 10022, Attn: VP Real Estate or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by either Party or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other Party of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30. Subordination

    (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

    (b) Lessee agrees to execute any documents reasonably required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within fifteen (15) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee.

31. Attorney's Fees. If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times upon prior reasonable notice for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Industrial Center as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center. See Addendum paragraph 61.3.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Industrial Center.

39. Options.

  39.1 Definition. As used in this paragraph the word "Option" has the following meaning (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor. (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor. (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

  39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

  39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend to renew this Lease has been so exercised.

  39.4 Effect of Default on Options.

    (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

    (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

    (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

40. Security Measures. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

41. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights , dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46. Addendum. Attached hereto is an addendum or addenda containing paragraphs 47 through 74 which constitute a part of this Lease.
--         --

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

          LESSOR                             LESSEE

Rincon Associates                         Psygnosis, Inc.

A California General Partnership          /s/ Ian Hetherington
----------------------------------        --------------------------------------

By  /s/ A. Robert Fisher                  By
    -------------------------                 ---------------------------

By  A. Robert Fisher, Partner             By  Ian Hetherington, President
    -------------------------                 ---------------------------

Executed on  6/30/97                      Executed on  19/6/97
             -------                                   -------
                  (Corporate Seal)                          (Corporate Seal)


   ADDRESS FOR NOTICES AND RENT              ADDRESS

    333 Bryant Street                       919 East Hillsdale Blvd.
----------------------------------          ------------------------------

    Suite 200                               Foster City, CA 94404
----------------------------------          ------------------------------

    San Francisco, CA 94107
----------------------------------          ------------------------------

  American Industrial Real Estate Association, Los Angeles, CA (213) 687-8777

     333 Bryant St. RINCON ASSOCIATES (LESSOR) AND PSYGNOSIS, INC. (LESSEE)

                                ADDENDUM TO LEASE
                                -----------------

47.  Parking Spaces
     --------------

     47.1  During the term of the Lease, Lessor shall provide Lessee with four
           (4) parking spaces in the garage; two (2) standard-size spaces, and two (2) compact-size spaces.

     47.2 The parking rental rate for this Lease for the first year of the lease shall be in the amount of $140.00 per space per month in addition to the Base Rent, as set forth in paragraph 4.1 of the Lease. Said parking rental rate shall be increased by eight percent (8.00%) per year.

     47.3 All parking space locations shall be assigned to Lessee by Lessor and the assignments may be reassigned from time to time during the term of the Lease. Lessor may establish and issue parking regulations which regulations from time to time may be amended by Lessor. All such regulations shall be observed by Lessee.

     47.4 Upon execution of this Lease, Lessee shall deliver to Lessor the sum of one hundred and twenty dollars ($120.00) as a Security Deposit for four (4) garage door openers to be provided to Lessee by Lessor.

     47.5 Lessee will be put on a waiting list for up to two (2) additional parking spaces, under the following conditions: Parking excluded from this would be parking space that is currently being held for any existing unleased space which will be included in the lease for that space when leased. Short term parking, subject to parking priorities included in lease agreements with other present tenants would be parking space that becomes available at the termination of a present tenant's lease vacating the premises until such space is re-leased. Other parking spaces that may become available are those due to a tenant relinquishing a space currently leased which is not included in its lease agreement, subject to parking priorities included in lease agreements with other present tenants. The initial rental rate for such space shall be the then current rate set for such space by Lessor subject to the terms and conditions of Lessor's standard parking lease agreement. Lessee will be given priority on said waiting list.

48.  Improvements
     ------------

     48.1  Lessor-Provided Improvements

           48.1.1 Lessor shall provide the following improvements to Lessee's Premises, as further described in Paragraph 48.1.1 a - d below. The costs of said improvements shall be borne by Lessor and shall be included in the Base Rent, and such costs shall be excluded from the Lessee's Tenant Improvement Allowance as defined in paragraph 49.1.

                    a) Mens' and women's toilets within the premises, using Lessor's standards, as shown on Exhibit "B" attached hereto.
                    b) Fill and feather all floors to provide a smooth surface which will accept a "normal" carpet floor covering installation. It is acknowledged that the floors in the premises are not plane, flat or level. There are variations in slope overall and there are local variations between column bays. No leveling will be done by Lessor.
                    c)   Levelor blinds on the windows.
                    d)   Perimeter windows shall be sealed and welded closed.
                    e) Install an override switch to operate the Building HVAC system and a meter for purposes of monitoring after-hours usage pursuant to paragraph 51.

                       ADDENDUM TO PSYGNOSIS, INC. LEASE            Page 1 of 17

           48.1.2 See attached Work Letter, marked Exhibit "C", for provisions relating to the construction of Lessor-Provided Improvements.

     48.2  Lessee's Tenant Improvements

           48.2.1 The Lessee Tenant Improvement Allowance, as outlined in paragraph 49, may be used for construction of all other Lessee Tenant Improvements, with the exception of those listed in paragraph 48.1.1.

           48.2.2 Lessee shall pay for all costs, costs of changes, additions or increases in the scope, quantity, or quality of any components of the Lessee Tenant Improvements that:

                    a) Exceed the Lessee Tenant Improvement Allowance as outlined in paragraph 49.
                    b) Exceed the Lessor-Provided Improvements as outlined in paragraph 48.

           48.2.3 Lessor has provided at no cost to Lessee a preliminary space plan for tenant space layouts only. All interior design, furnishing and decorating shall be supplied by Lessee. All drawings and permits, with the exception of those for Lessor-Provided Improvements as outlined in paragraph 48 will be provided by Lessee.

           48.2.4 In the event that Lessee elects to hire Lessor's architects and engineers to provide the services set forth in paragraph 48.2.3, then the costs of these services, as agreed upon by Lessor and Lessee under separate contract, shall be charged against the Lessee Tenant Improvement Allowance as set forth in paragraph 49.1.

           48.2.5 Lessee shall select and provide and maintain at its own expense exclusive of the Lessee Tenant Improvement Allowance, the following, all of which shall be installed by Lessee in accordance with applicable codes:

                    a) furniture, fixtures and equipment, including work stations and all electrical or other installation hookups.
                    b) select, install and pay for Lessee's telephone system, networking or other communication systems, including service to the building for such systems; however, Lessor shall provide conduit into the building.
                    c) specialty light fixtures and all track lighting fixtures.

49.  Lessee's Tenant Improvement Allowance
     -------------------------------------

     49.1 Lessor agrees to advance an allowance of $10.00 per sq. ft. of rentable area plus $20,000.00 for Lessee's Tenant Improvements ("Lessee's Tenant Improvement Allowance").

     49.2 Lessee shall be responsible for the cost of detailed planning and for all interior design services as well as for layout and placement of machines and equipment, over and above what Lessor is providing as set forth in paragraph 48.2.3.

     49.3  Lessee's Tenant Improvement Allowance Payment Procedure
           -------------------------------------------------------

           49.3.1 Lessor shall make payments of the Lessee's Tenant Improvement Allowance toward the Construction of Lessee's Tenant Improvements as provided in this Agreement.

           49.3.2 Based on each Application for Payment submitted to Lessee's Architect by the Contractor under the Contract for Construction and based on Architect's issuance of a Certificate for Payment (which is acceptable and approved by Lessee's Construction Representative as defined in the Construction Work Letter, Exhibit "C"), the Lessor shall make its pro-rata share (Lessor's Percentage Share, as hereinafter defined) of undisputed amounts of each Request for Payment to Lessee and Lessee shall make full progress payments to the Contractor in accordance with the Contract for Construction.

           49.3.3 The Construction Contract Amount for Lessee's Tenant Improvements shall be the construction cost of Lessee's Tenant improvements as set forth in the Construction Contract executed by and between Lessee and Nielsen Aire Corporation and in paragraph 48.2, excluding items in paragraph 48.2.5.

           49.3.4 Lessor's and Lessee's pro-rata share of payments shall be determined as follows:

                    49.3.4.1 Lessor's Percentage Share shall equal the total Lessee's Tenant Improvement Allowance divided by the total Construction Contract Amount.

                    49.3.4.2 Lessee's Percentage Share shall equal the total Construction Contract Amount less the total Lessee Tenant Improvement Allowance divided by the total Construction Contract Amount.

           49.3.5 Lessor shall make Payment of Lessor's Percentage Share to Lessee no later than fifteen (15) days after issuance of Certificate for Payment by Architect.

           49.3.6 Lessor shall be under no obligation to make a payment to Lessee on account of the Lessee Tenant Improvement Allowance unless and until Lessee has made the previous approved progress payment to Contractor.

           49.3.7 Final payment shall not be made under the provisions of this paragraph 49 until Contractor has delivered a complete release of all liens arising out of the Contract for Construction and receipts in full covering all labor, materials and equipment for which a lien could be filed, or a bond indemnifying Lessee and Lessor against any lien. Final payment shall be defined as the last payment due the Contractor, including retention.

           49.3.8 If Lessee fails to make any timely payment of amounts due the Contractor, then Lessor at its sole option may recover any of its costs incurred to date in connection with the Lessee's failure to make such payments, including without limitation Lessor's Percentage Share by drawing down the Letter-of-Credit or by any other legal means.

     49.4 Lessee and Lessor hereby acknowledge that Lessor-Provided and Lessee's Tenant Improve- ments to the Premises shall not commence until this Lease is executed.

50.  Rentable Area
     -------------

     For purposes of this lease, the Rentable Area is defined as 25,288 square feet.

51.  HVAC and Freight Elevator
     -------------------------

     51.1 Notwithstanding the definition of Lessee's Share of Operating Expenses and Common Area Maintenance (CAM) Charges contained in paragraph 67, Lessee shall pay the full cost of operation, repair and maintenance of the HVAC system actually, within the Premises. Lessor shall maintain the HVAC system located within Lessee's premises in accordance with the manufacturer's recommended maintenance procedures and Lessee will reimburse Lessor, upon demand, for the cost thereof, subject to Lessee's consent to Lessor's access to its premises as provided for in paragraph 73.

     51.2 Lessee agrees and acknowledges that the building HVAC system is shut down after normal building hours, as stipulated in paragraph 63, and on weekends and holidays. As an accommodation to allow after-hours operations of systems on weekdays after normal building hours and on weekends and holidays, Lessor will install an override switch to allow operation of the HVAC air-handling unit in the Premises (which also can be controlled at Lessee's option by a time-clock in the Mechanical room). Lessor will also install an override switch to operate the building HVAC system (the cooling tower and chillers, boilers and pumps, etc.) and a meter for purposes of monitoring such usage. Lessee agrees to pay to Lessor, in addition to other rental payments, the cost of such after-hours operation based upon an initial hourly rate in the amount of $8.75 per hour ("After-hours Rate)". The After-hours Rate shall be increased annually by five percent (5.0%) or, in the case of substantial increases in utility or other costs associated with the operation of the system that would not be covered by the rate, an amount to be established and mutually agreed by the parties that is additional to the then current After-hours Rate and is equal to such substantial increased costs.

     51.3 Notwithstanding the definition of Lessee's Share of Operating Expenses and Common Area Maintenance (CAM) Charges contained in paragraph 67, Lessee shall pay its pro-rata share in the proportion of one third (1/3) of the expense for operation, repair and maintenance of the freight elevator.

52.  Electrical Service
     ------------------

     The Premises and the HVAC unit on the Lower Level is separately metered for electrical service and Lessee shall contract with PG&E and pay for all such electrical service direct to PG&E.

53.  Telephone and Telecommunications Service and Computer Networks
     --------------------------------------------------------------

     Lessee shall contract for and pay for all costs for, involved with or in connection with telephone and telecommunications and computer networks, including operation, maintenance, installation of equipment, wiring and service within and to the Premises and to the building, if necessary.

54.  Janitorial Services and Garbage
     -------------------------------

     Lessee shall provide and pay for the cost of janitorial services to Lessee's Premises. A dumpster or other trash receptacle or system shall be provided for building tenant's use in the garage level of the building. Lessee shall be responsible for placing its own garbage in the dumpster or other receptacle and commencing on occupancy or partial occupancy.

55.  Hazardous Materials
     -------------------

     Lessee shall not be responsible in any way for any claim, damage, violation of law or injury based upon or arising out of the actual or threatened discharge, disbursal, release or escape of smoke, vapors, soot fumes, acids, alkalis, toxic chemicals, liquids or gases, lead paint, radon, waste materials, hazardous materials or other irritants, pollutants or contaminants into or upon the land, the atmosphere or any course or body of water, whether above or below ground which event is not related to Lessee's use of its premises. Lessee shall have no liability in any way for any loss, cost or expense arising out of or relating to any governmental direction or request that the Lessor or any of its Lessees' test for, monitor, clean-up, repair or take any other corrective measures which in any way arise out of the actual or threatened discharge, disbursal, release of escape, whether such activity results from the Lessors conduct or the conduct of others (not including Lessee), and whether or not such a conduct is sudden or gradual, and whether or not such is accidental, intended, foreseeable, expected, fortuitous or inevitable, and wherever such occurs. However Lessee will be one hundred percent (100%) liable and responsible for any and all "clean-up" of said toxic waste and/or hazardous materials contamination which Lessee, its agents, or future sublessee's, if any does store, dispose, or transport in, use or cause to be on the premises in violation of applicable law or governing agency(s), and will indemnify Lessor and hold Lessor harmless from any liabilities, demands costs, expenses and damages, including attorney fees incurred as a result of any claims resulting from such contamination. It is agreed that the Lessee's responsibilities related to toxic waste and hazardous materials will survive the termination date of this Lease. Lessee also agrees not to use or dispose of any toxic waste and hazardous materials on the premises without first obtaining Lessor's prior written consent. In the event written consent is granted by Lessor, Lessee agrees to complete compliance with governmental regulations, and Lessee also agrees to install such toxic waste and/or hazardous materials monitoring devices as Lessor deems necessary.

56.  Loading Dock Use
     ----------------

     Lessee shall cooperate with Lessor and other tenants to insure that the freight elevator and the loading dock common area is maintained in a neat and orderly condition and is accessible and usable by all tenants in the Building. Lessee shall be entitled to continuing and shared access to freight elevator and the loading dock area. No materials, supplies, merchandise, or other items are to be stored in the garage area by Lessee.

57.  Increases in Rent
     -----------------

     The monthly rental rate to be paid during months thirteen (13) through sixty (60) shall be based upon the following schedule (Month 13 commences November 1, 1998 (subject to Lessor-caused delays and force majeure and subject to adjustment based on Lessee's payment of Rent and other payments commencing before November 1, 1997)):


           Months 13 through 24    $32,664.00
           Months 25 through 36    $34,244.00
           Months 37 through 48    $35,825.00
           Months 49 through 60    $37,405.00


58.  Brokers
     -------

     Lessor and Lessee each represent that it has not engaged any brokers who would be entitled to any commission or fee based on the execution of this lease, other than Tri Commercial Real Estate Services, Inc. and Edward S. Gordon Company of California.

     58.1 Lessor shall pay a brokerage fee for services rendered in the amount of $61,639.56 to Tri Commercial Real Estate Services Inc.. In addition to this Lessor shall pay a brokerage fee in the amount of $82,186.08 to Edward S. Gordon Company of California.

     58.2 One half of these brokerage fees shall be paid upon execution of the Lease and receipt by Lessor of Security Deposit, First Month's rent and Letter-of-Credit. The balance of the brokerage fees shall be paid upon the occupancy of the space by Lessee.

     58.3 Lessor and Lessee hereby indemnify each other against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing shall survive the termination of the lease for any reason.

59.  Additional Security
     -------------------

     59.1  Purpose of Additional Security.

           In addition to the provisions of paragraph 5, the purpose of this additional Security is to recognize the risk assumed by Lessor in Leasing the Premises, including but not limited to, cost of commissions, cost of improvements, contributions to the cost of Lessee's Tenant Improvements and all other costs in connection with this lease and with the leasing of the Premises and in order to insure Lessee's timely and faithful performance of each of Lessee's obligations under this Lease, whether monetary or non-monetary in nature.

     59.2  Form and Timing of Additional Security.

           Upon execution of this Lease by both parties, Lessee shall deposit with Lessor an Irrevocable Letter-of-Credit in the initial amount of Three-Hundred Seventy-Five Thousand Dollars ($375,000.00) as described more fully in paragraph below.

     59.3  Letter-of-Credit.

           The Letter-of-Credit referred to in the paragraph above, shall be issued by an Issuer acceptable to Lessor and on terms and conditions acceptable to Lessor, including, but not limited to, the following:

           59.3.1   The Letter-of-Credit shall be guaranteed irrevocable;

           59.3.2 The terms, conditions and Instructions of the Letter-of-Credit shall be reviewed in advance of Lease execution and approved by Lessor and shall not be subsequently changed except by written agreement executed by both Lessee and Lessor;

           59.3.3 In the event that Issuer of the Letter-of-Credit issues the Letter-of-Credit on a yearly term basis, Lessee guarantees to maintain the Letter-of-Credit continuously effective, with the same terms and conditions, throughout the term of this Lease, including any extensions or option periods.

           59.3.4 In addition Lessee shall maintain the effectiveness of the Letter-of-Credit for a period not to exceed forty-five (45) days after the later of (i) expiration of this Lease; (ii) earlier termination of this Lease; or (iii) the complete vacation of the Premises by Lessee ("45-Day Period") so that Lessor, during the 45-Day Period, may confirm that all of Lessee's obligations under this Lease have been fulfilled. In order to permit Lessor a reasonable period of time within which to obtain such confirmation, Lessee hereby waives the thirty (30)-day notice from Lessor otherwise required by Paragraph 13.1(c) of this Lease. If Lessor reasonably determines that Lessee has not fulfilled all of its obligations under this Lease, Lessor shall promptly notify Lessee in writing of the basis for its determination, and Lessee promptly shall remedy the stated problem. Lessor shall use the 45-Day Period to obtain such information, including bids and estimates, as Lessor will need to document a draw-down against the Letter-of-Credit if Lessee does not remedy the items described in Lessor's written notice. If Lessor confirms to its reasonable satisfaction that Lessee has complied with all of its obligations under this Lease prior to the end of the forty-five (45) day period, Lessor immediately shall so notify Lessee, and Lessor and Lessee promptly shall instruct the issuer in writing to terminate the Letter-of-Credit; in any event, Lessor and Lessee shall so notify the issuer not later than the last day of the 45-Day Period. Lessor and Lessee acknowledge and agree that Lessee has waived its right to any notice that would be required during the 45-Day Period pursuant to Paragraph 13.1(c) of this Lease, and Lessee does not waive any other notice to which it is entitled under this Lease at any other time during the term hereof, as the term may be extended; under the Lease and were entitled to a thirty (day) notice to Cure, and Lessee does not waive any other notice to which it is entitled under this Lease at any other time during the term, as the term may be extended;

           59.3.5 If, for any reason, the Letter-of-Credit will not be renewed by the Issuer, then at least thirty (30) days prior to the expiration date, the Issuer shall notify Lessor in writing that the Letter-of-Credit shall not be renewed and on the expiration date the entire proceeds of the Letter-of-Credit shall be delivered to the Lessor by the Issuer to be held as additional Security Deposit, without necessity of a demand;

           59.3.6 If Lessee fails to meet any of the obligations under this Lease, subject to all applicable notice and cure periods, Lessor shall, upon demand to the Issuer of the Letter-of-Credit in writing by a partner or authorized agent of Lessor, have the right to receive payment, to be drawn down against the Letter-of-Credit, sufficient to cover the amount in default including all costs incurred by Lessor as a result of such default or failure to meet Lessee's obligations, within ten (10) days of the date of the demand;

           59.3.7 Lessee agrees and acknowledges that said Letter-of-Credit will not relieve Lessee of any of its obligations under the Terms of the Lease not satisfied by the draw-down against the Letter-of-Credit; and

           59.3.8 If Lessor rightfully draws down against the Letter-of-Credit pursuant to the instructions therefor and this paragraph, Lessee shall, for Lessor's benefit, increase the Letter-of-Credit to the full amount required during the period in question as set forth in paragraph 63.3.9 or provide a replacement Letter-of-Credit in the same amount with the same terms and conditions as the original Letter-of-Credit.

           59.3.9 Such replenishment or replacement of the Letter-of-Credit shall be accomplished by Lessee within 10 days of Lessor's transmittal of demand for a draw-down against the Letter-of-Credit to the Bank. Lessor shall deliver a copy of the demand for draw-down to Lessee at the time such is transmitted to the bank that issued the Letter-of-Credit.

           59.3.10 Subject to there being no default under the terms of this Lease pending, the Letter-of-Credit amount may be reduced to the amounts set forth in the following schedule:


                    Month 13 of Lease    $300,000.00
                    Month 25 of Lease    $225,000.00
                    Month 37 of Lease    $150,000.00
                    Month 49 of Lease    $ 75,000.00


           59.3.11 The Letter-of-Credit shall be maintained during any option period in the amount of Seventy-Five Thousand Dollars ($75,000.00). All other provisions of this Lease shall apply to the Letter-of-Credit in such option period.

           59.3.12 In the event that Lessee fails to either replenish the Letter-of-Credit or provide a replacement Letter-of-Credit in the full amount as set forth above and in the time also set forth above, then Lessee shall be in material Default of this Lease if such obligations are not completely fulfilled within five (5) days after written notice thereof from Lessor to Lessee.

           59.3.13 Lessee agrees that at least thirty (30) days prior to the expiration of the above-referenced current Letter-of-Credit, Lessee will either make arrangements for its renewal or for a substitute Letter-of-Credit. In the event of a renewal or substitute Letter-of-Credit, the same terms and conditions set forth in this amendment shall continue to apply. In the event of a substitute Letter-of-Credit, Lessee shall, however, make every effort to obtain terms and conditions in said instrument the same as in the Initial Letter-of-Credit and consistent with the terms and conditions of the Lease. The wording of said Letter-of-Credit shall be subject to Lessor's approval prior to the 30-day period.

           59.3.14 In the event that a satisfactory renewal or substitute Letter-of-Credit has not been arranged and guaranteed prior to the above specified 30 day period, Lessee agrees that Lessor shall have the right to demand and receive the entire amount of the Letter-of-Credit upon its expiration as is provided in paragraph 59.3.5 of the Lease upon notification to the issuer in writing, with a copy of this Amendment, stating the fact that no satisfactory renewal or substitute Letter-of-Credit has been arranged as of the thirty (30) day period and that Lessor shall be entitled to payment of the entire amount of the Letter-of-Credit upon expiration of same as if notice had been given by the issuer to Lessor of its expiration as is provided in paragraph 59.3.5 of the Lease.

60.  Bankruptcy
     ----------

     60.1 Supplemental to and in addition to the provisions of paragraph 31 herein, in the event that Lessee shall become a debtor under any chapter of any proceeding under the United States Bankruptcy Code, Lessee agrees to pay to Lessor any and all attorney's fees and costs incurred by Lessor in examining into and preserving and protecting the rights of Lessor in connection with such bankruptcy case. Such matters shall include, but are not limited to, (a) motions for relief from the automatic stay; (b) matters pertaining to the assumption or rejection of this Lease; (c) matters pertaining to any and all administrative claims of Lessor in such proceedings; (d) reviewing and examining any and all Chapter 11 plans and disclosure statements, and the filing of any objections to same; (e) attendance at any and all heading in said bankruptcy proceeding as are reasonably necessary to investigate and protect Lessor's interests.

61.  Tenant Identification
     ---------------------

     61.1 Tenant identification signs shall be provided at Lessor's sole cost and in Lessor's standard design without logo and shall be in the same form as other tenants in the building as follows:

           a) Building Standard tenant suite sign on wall adjacent to front entry door of tenant space or on wall opposite elevator.

           b) Building Standard directory signage in building lobby and garage elevator lobby.

     61.2 Lessee shall have the right to install additional signage (design of which does not require Lessor's approval) and logo anywhere within Lessee's premises.

     61.3 Lessee may install a flag with its logo on one of the existing flag poles on the building front. Location, design, and size of flag (not to exceed that of existing flags) shall be subject to Lessor's prior written approval, not to be unreasonably withheld or delayed.

     61.4 All signage listed in paragraphs 61.2 through 61.3 above will be provided at Lessee's sole cost and expense. In no event will a sign be allowed on the exterior of the building or anywhere else on the building.

62.  Option for Two Additional Thirty-Six Month Terms
     ------------------------------------------------

     62.1 Lessee shall have the option of extending the term of this Lease for two consecutive (2) thirty-six (36) month periods to be determined as follows and subject to all of the terms and conditions of the Lease; provided 1) Lessee has not been in substantial default beyond any applicable cure period at any time during the Lease term or option period nor is in default in the performance of any of the terms and conditions of the Lease upon commencement of said additional term, and 2) Lessee has given to Lessor, six (6) months prior to the expiration of the initial lease term, written notice of its intention to exercise said option.

     62.2 In the event that Lessee chooses to exercise its option to lease the premises for either of the additional thirty-six (36) month terms, the Initial Monthly Rental Rate for months one (1) through twelve
           (12) of either of the thirty-six (36) month extension terms shall be based on ninety five percent (95%) of the then "market rate" for comparable space as improved, but shall not be less than the "Minimum Initial Rental Rate", as defined hereinafter in paragraph 62.4. If the parties are able to agree upon a mutually satisfactory rental rate, then such agreement shall be placed in writing and shall be signed by the parties hereto and shall become a part of this Lease.

     62.3 In the event that the parties are unable to agree upon the amount of the Initial Monthly Rental Rate for months one (1) through twelve
           (12) of either additional period ninety (90) days prior to the commencement date of such period, then the disagreement shall be promptly submitted to and decided by three (3) real estate brokers, one to be appointed by Lessor, one by Lessee, and the third by the two so appointed. Said real estate brokers shall be brokers active in San Francisco familiar with the area in question and shall have a minimum of five (5) years experience as a broker. Each party shall pay its own broker and the cost of the third broker shall be divided equally between Lessor and Lessee. If either Lessor or Lessee shall fail or refuse to appoint a broker with thirty (30) days after notice has been given to it by the other party, the party giving such notice may and shall appoint a broker for and on behalf of the party in default. The derision of a majority of the brokers shall be binding upon Lessor and Lessee. The Initial Monthly Rental Rate shall constitute the Base Rent and in no event shall the rate set by the brokers be less than the "Minimum Initial Rental Rate" as defined above. The brokers shall take into account all improvements to the premises in determining the Initial Monthly Rental Rate for the option period.

     62.4 For the first year of either option period, the "Minimum Initial Rental Rate" will be an amount equal to the amount of the last month's rent of the prior lease period increased by five percent (5%). The Rental Rate for subsequent years of either option period shall be an amount equal to the Previous year's rental rate increased by five percent (5%).

           62.4.1 The Minimum Initial Rental Rate" for each option period is agreed to be as follows:

                    Year One of Option Period One  $39,275.00
                    Year One of Option Period Two  To be determined as per above provisions.

     62.5 If Lessee exercises said Option for either of the Two Additional Thirty-Six Month Terms, as defined in paragraph 62 of this Lease, then Lessee represents and Warrants that it will deal with no broker, agent or other person in connection with this Option transaction, and that no broker, agent or other person brought about this Option transaction, and Lessee agrees to hold harmless, indemnify, and defend Lessor from and against any and all claims, demands, and costs, including reasonable attorney's fees, arising from or relating to any effort or demand of any broker, agent or other person who may assert a right to a fee for brokerage services in connection with this Option leasing transaction. The provisions of this section shall survive the termination of this Lease.

     62.6 All other terms and conditions of this Lease, except for the Option to Extend as set forth in paragraph 62, would remain in full force and effect during the Lease option period.

63.  Building Hours
     --------------

     63.1 It is agreed and understood that the building hours are 7:45 am to 6:00 pm Monday through Friday, except for holidays and except for unusual circumstances beyond reasonable control of landlord that may alter the hours somewhat on occasion. Access to the premises can be made before or after these hours by way of the garage elevator which is keyed to the Lower Level by the Suite key or by the front stairway entrance to the East of the main entrance and thence by First Floor elevator, also keyed, to the Lower Level or the rear entrance at 40 Federal Street. Lessor reserves the right to change the building hours at any time.

64.  Common Areas - Lessee's Rights
     ------------------------------

     Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers, and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Building. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time on not less than 30 days prior written notice. In the event that any unauthorized storage shall occur then lessor shall have the right, without notice, in addition to such other rights and remedies that it may have to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor. Notwithstanding the forgoing, no such notice shall be required if the written permission contains a specific term and or a termination date, and Lessor shall not be permitted to revoke such permitted storage during said term.

65.  Delay in Possession
     -------------------

     If Lessor is unable to deliver possession of the Premises to Lessee for commencement of Lessee's Tenant Improvements within 30 days of the full execution of this Lease by both parties, for any reason except Tenant caused delays, Lessee shall have the option to terminate this Lease with no further obligation to Lessor.

66.  Alterations and Additions
     -------------------------

     Except as set forth below Lessee shall not, without Lessor's prior written consent, not to be unreasonably withheld or delayed, make any alterations, improvements, additions, or Utility installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500.00 per incident and $10,000.00 in the aggregate during the term of this Lease. Lessor's consent may be refused, however, if in Lessor's sole opinion such alterations reduce the value of the building or remove improvements that were already made that are of value to Lessor that would normally be left in the premises at the end of the Lease. As used in this paragraph and in paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, provided Lessor's prior written consent was conditioned upon removal, and restore the Premises and the Industrial Center to their prior condition. Notwithstanding the foregoing, for improvements approved by Lessor and conditioned with the requirement for removal and for those improvements falling within the $10,000.00 aggregate, Lessor will require Lessee to remove any or all of said alterations, additions or Utility installations, unless Lessor shall have notified Lessee in writing not less than ninety (90) days prior to expiration of the term that removal and restoration is not required. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility installations in breach of this paragraph, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same. In any event, whether or not in excess of $2,500.00 per incident and $10,000.00 in the aggregate, Lessee shall make no change or alteration to the exterior of the Building nor the Industrial Center.

67.  Operating Expense and Common Area Maintenance (CAM) Expense
     -----------------------------------------------------------

     Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all increases over the Base Year 1997 commencing January 1, 1998, of all Operating Expenses for the Building or the Industrial Center, as hereinafter defined, during each calendar year of the term of this Lease, and Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent and Operating Expenses, Lessee's Share, as hereinafter defined, of all Common Area Maintenance (CAM) Charges, in accordance with the following provisions:

     67.1 "Lessee's Share" is defined, for purposes of this Lease, as 26.1 percent, which is based on the Net Rentable Area of the Premises being 25,288 and the Net Rentable Area of the Building being 96,715. Should the net rentable area of the Building be increased or decreased by greater than or less than five (5) % as the case may be, then Lessor shall provide a recalculation of the net rentable area of the premises and Lessee's share.

     67.2 "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

           (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                (a) Alarm, security and fire detection systems and related services.

                (b) Management expenses or fees not to exceed 5% of gross income.

                (c)  Building office not in excess of 2,000 square feet in area.

                (d)  Tenant and Building Directories and signage.

                (e)  Building HVAC system.

                (f)  Any other services or expenses not mentioned in Sections
                     67.2 (a) through (d) herein or elsewhere in the Lease that is provided or incurred by Lessor in the operation of the Building or the Industrial Center, subject to paragraph 67.8.

           (ii) The cost of water, gas, electricity and other utilities to service the Common Areas and Building HVAC System.

     67.3 "Common Area Maintenance (CAM) Charges" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

           (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following common areas:

                (aa) Building Exterior, Main Lobby, Courtyard, Elevator Lobbies,
                     Corridors and Stairs.
                (bb) Passenger Elevator.
                (cc) Loading and Unloading Areas.
                (dd) Garage and Parking Areas, Striping and Bumpers.
                (ee) Trash Disposal Services and Area.
                (ff) Roadways, Driveways, Sidewalks and Walkways.
                (gg) Landscaped Areas and Irrigation Systems.
                (hh) Common Area Lighting Systems.
                (ii) Fences and gates.
                (jj) Any other services or expenses not mentioned in Sections
                     67.3 (aa) through (jj) herein or elsewhere in the Lease that is provided or incurred by Lessor in the operation, repair and maintenance of the Common Areas of the Building or the Industrial Center.

     67.4 The inclusion of the improvements, facilities and services set forth in paragraph 67.2 and 67.3 of the definition of Operating Expenses and Common Area Maintenance (CAM) Charges shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center has the same as of the date of this Lease, Lessor already provides, the services as of the date of this Lease, or Lessor has agreed elsewhere in this Lease to provide the same or a portion thereof.


                       ADDENDUM TO PSYGNOSIS, INC. LEASE           Page 11 of 17

     67.5  Lessee's Share of Operating Expenses and Common Area Maintenance
           (CAM) Charges shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and Common Area Maintenance (CAM) Charges and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses and Common Area Maintenance (CAM) Charges as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed written statement showing Lessee's Share of the actual Operating Expenses and Common Area Maintenance (CAM) Charges incurred during the preceding year. If Lessee's payments under this paragraph during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses and Common Area Maintenance (CAM) Charges next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of said statement.

     67.6 Pursuant to paragraph 67.5, Lessor shall keep complete and accurate records in accordance with good bookkeeping and accounting practices regarding all Operating Expenses and Common Area Maintenance (CAM) Charges. Lessee shall have the right to audit such records for each calendar year during the term of this Lease notifying Lessor within 120 days following receipt of Lessor's reasonably detailed written statement for each calendar year. If an audit (performed by a certified public accountant or other qualified real estate consultant on behalf of Lessee and at Lessee's expense) reveals that Lessor has overcharged Lessee for Operating Expenses and Common Area Maintenance
           (CAM) Charges, Lessor shall refund the amount overcharged within thirty (30) days after such determination has been made. In the event that the building is no longer owned by Rincon Associates and the audit reveals that Lessor's overcharge to Lessee exceeds five (5) percent, successor Lessor shall also pay to Tenant the reasonable costs associated with such audit.

     67.7 Notwithstanding any other provisions in the Lease, the terms and conditions outlined in paragraph 67.5 and 67.6 shall also apply to payment of insurance premium increases as outlined in paragraph
           8.4 (d), payment of property tax increases as outlined in paragraph 10.1, and payment of HVAC and Freight Elevator charges as outlined in paragraph 51.

     67.8 Exclusions From Operating Expense and Common Area Maintenance (CAM) Expense

           Notwithstanding anything to the contrary, for the purposes of calculating Lessee's share, Operating Expense and Common Area Maintenance (CAM) Expense shall not include, or there shall be deducted therefrom if included therein, the following:

           a) Rental payments under a ground lease or master lease relating to the Building or Industrial Center;

           b) Capital costs related to noncompliance with laws existing as of the date of the Lease;

           c) Capital expenditures, except for a capital expenditure that actually reduces Operating Expense or Common Area Maintenance
               (CAM) Expense, and except for capital expenditures required or due to changes in any applicable statutes, ordinances, regulations or rules, provided that the cost of a capital expenditure that reduces Operating Expense or Common Area Maintenance (CAM) Expense shall be included in Operating Expense and Common Area Maintenance (CAM) Expense only to the lesser of
               (a) the extent of the reduction in Operating Expense or Common Area Maintenance (CAM) Expense actually achieved, without regard to the "useful life" of such capital expenditure, or b) the amortization of the capital expenditure over its useful life. As used herein, the term "useful life" shall be determined in accordance with generally accepted real estate accounting principles, consistently applied;


                       ADDENDUM TO PSYGNOSIS, INC. LEASE           Page 12 of 17

           d) Costs of any item for which Lessor receives reimbursement from insurance or condemnation proceeds or under warranty;

           e) Costs, including permit, license and inspection costs, incurred with respect to the installation of improvements for other tenants or other occupants in the Building, or incurred in renovating or otherwise improving, decorating, painting or redecorating space for other tenants or other occupants of the Building (other than such costs incurred in connection with a Building management office);

           f) Marketing or promotional costs, including but not limited to leasing commissions, real estate brokerage commissions and attorneys' fees in connection with the negotiation and preparing of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building;

           g) Interest, principal, attorneys' fees, environmental investigations or reports, points, fees and other lender costs and closing costs on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the Industrial Center;

           h) Salaries of officers, executive or other employees of Lessor, any Lessor Affiliate other than any personnel engaged in the management, operation, maintenance, and repair of the Building, and working in the Building management office.

           i) Costs for which Lessee or any other tenant in the Building reimburses Lessor (other than through such tenant's Proportionate Share);

           j) Advertising and promotional expenditures, including but not limited to tenant newsletters, other than Building's tenant newsletter received by the tenants of the Building and Industrial Center, or Building promotional gifts, events or parties for existing or future occupants, and the costs of signs (other than the Building directory) in or on the Industrial Center identifying the owner of the Building or other tenants' signs and any costs related to the celebration or acknowledgement of holidays, other than reasonable costs for gifts, refreshments and/or food made available to all tenants of the Building for such holiday celebrations or acknowledgements;

           k) Electrical power or other utility costs for which any tenant directly contracts with the local public service company;

           l) Costs, penalties, fines, or awards and interest which it is determined by a court of competent jurisdiction were incurred as a result of Lessor's negligence in Lessor's operation of the Industrial Center, penalties or fines for failure to make payments and/or to file any income tax, or other tax or informational returns when due;

           m)  Landlord's charitable or political contributions;

           n) Costs, including but not limited to attorneys' fees, associated with operating the business of the entity which constitutes Landlord, except for the costs of operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of Lessor's interest in the Building, Industrial Center, or any part thereof and costs of any disputes between Lessor and its employees;

           o) Costs incurred in removing and storing the property of former tenants or occupants of the Industrial Center;


                       ADDENDUM TO PSYGNOSIS, INC. LEASE           Page 13 of 17

           p) Costs of any work or services performed for any tenant (including Lessee) at such tenant's request which are not part of the normal services provided to tenants of the Building without extra cost and which are directly reimbursed to Lessor;

           q) Costs of installing, operating and maintaining any specialty service, observatory, broadcasting facilities, luncheon club, museum, athletic or recreational club, or child care facility or any other service operated or supplied by or normally operated or supplied by a third party under an agreement between a third party and a landlord, or any retail commercial concession operated by Lessor;

           r) Costs of any parties, ceremonies or other events for tenants or third parties which are not tenants of the Building, whether conducted in the Building, Industrial Center, or in any other location;

           s) Reserves of any kind, including but not limited to, replacement reserves, and reserves for bad debts of lost rent or any similar charge not involving the payment of money to third parties;

           t) Costs incurred by Lessor in connection with rooftop communications equipment of Lessor. or other persons, tenants or occupants of the Building of the Industrial Center if such communications equipment is not generally available to all tenants or occupants of the Building or the Industrial Center;

           u) Rent for the management office of the Building if and to the extent that such management office is (a) in excess of 2,000 rentable square feet or (b) at a rental rate in excess of rates then being generally charged for the Building;

           v) Costs for services normally provided by a property manager where Operating Costs already include a full management fee;

           w) Entertainment and travel expenses, except industry-related professional seminar travel of Lessor, its employees, agents, partners and affiliates.

           x)  Costs and expenses recovered from third parties;

           y) Costs attributable to deductible or uninsured portions of restoration work attributable to casualty loss, provided, however, such costs shall be part of includable operating costs if Lessor has acquired policies of insurance with commercially reasonable deductibles.

           z)  Costs attributable to restoration work following a condemnation.

68.  Indemnity
     ---------
     Add to Paragraph 8.7:

     Notwithstanding anything to the contrary in this paragraph 8, Lessee shall not be required to indemnify, defend or hold Lessor harmless from or against claims, liability, loss, cost or expense arising out of (i) the breach by Lessor, or Lessor's agents, employees, licensees, invitees or independent contractors (collectively "Lessor's Agents"), of any covenant, representation or warranty under this Lease, or (ii) the willful misconduct of Lessor or Lessor's Agents.

     Lessor shall indemnify and hold harmless Lessee and Lessee's employees, officers, agents, directors and shareholders and the successors and assigns of each of the foregoing (collectively "Lessee's Agents"), against and from any and all claims, demands, losses, liabilities, damages, costs and expenses (including without limitation attorneys' and consultants' fees and the costs and expenses of defense) arising or resulting from (i) Lessor's or Lessor's Agents' breach of any covenant representation or warranty under this Lease, (ii) Lessor's or Lessor's Agents' willful misconduct or negligence (but only to the extent of Lessor's negligence utilizing comparative negligence standards) or default. The mutual indemnity obligations of Lessor and Lessee under this Lease shall not release the respective insurers of Lessor and Lessee from such insurer's obligations under any policies.


                       ADDENDUM TO PSYGNOSIS, INC. LEASE           Page 14 of 17

69.  Damage or Destruction
     ---------------------

     Notwithstanding anything to the contrary in paragraph 9:

     (a) If Lessor is required to or elects to rebuild the Premises, Lessor shall notify Lessee within sixty (60) days of the date of such casualty, and such notice shall specify Lessor's architect or engineer's reasonable estimate as to the time required to rebuild or restore the Premises.

     (b) If, in the reasonable opinion of Lessor's architect or engineer, the Premises will take longer than one hundred and eighty (180) days to rebuild or restore, Lessee may, notwithstanding Lessors election to rebuild, terminate this Lease by giving written notice to Lessor within five (5) days after Lessee's receipt of Lessor's notice. Such termination shall be effective thirty (30) days after Lessor's receipt of Lessee's written notice to terminate the Lease.

     (c) If Lessor fails to restore the Premises (including reasonable means of access thereto) within a period which is sixty (60) days longer than the period stated in Lessor's notice to Lessee as the estimated rebuilding period, Lessee, at any time thereafter until such rebuilding is completed, may terminate this Lease by delivering written notice to Lessor of such termination, in which event this Lease shall terminate as of the date of the giving of such notice.

     (d) Lessee's rights of termination hereunder shall be in addition to its right of termination under paragraph 9.5(b) of the Lease.

70.  Additional Improvements
     -----------------------
     Add to Paragraph 10.2:

     Lessee shall in no event be responsible for Tax Increases resulting from
     (a) any financing or refinancing of the Premises or (b) increases in valuation arising from improvements made by Lessor to other tenant spaces. Any assessments payable by Lessor in installments shall be included in Real Property Taxes on an installment basis whether or not Lessor actually pays such assessments on the installment basis. Real Property Taxes and Lessee's liability for Tax Increases shall be adjusted as appropriate to reflect any reduction therein arising from a contest of the assessed valuation or tax rate applicable to the Premises to the extent that the reduction does not decrease below the base year taxes.

71.  Lessee Affiliate
     ----------------

     Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, provided that the use of the space, permitted under paragraph 6.1. hereof, does not change or if it does and Lessor incurs additional assessments in taxes, fees or incurs other costs as a result of such change of use, Lessee shall be liable for such additional costs, to Sony Corporation of America and any of its direct and indirect wholly owned subsidiaries or to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the ability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary. Notwithstanding the above, Lessor's consent to any assignment or subletting of the Premises by Lessee to a Lessee Affiliate is conditioned upon Lessor's prior receipt of an indemnification from Sony Corporation of America, against any and all damages, costs, liabilities and expenses arising out of such assignment or subletting.


                       ADDENDUM TO PSYGNOSIS, INC. LEASE           Page 15 of 17

72.  Default; Remedies
     -----------------
     Add to Paragraph 13:

     Pursuant to paragraph 49.1, Lessor agrees to advance Lessee Tenant Improvement costs of $10.00 per sq. ft of rentable area plus $20,000.00. Partial amortization of said Lessee Tenant Improvement costs as well as of other Lessor-Provided Improvements, leasing costs, and costs are included in the Base Rent of this Lease. Consequently, if Lessee breaches this Lease at any point between the execution of the Lease and prior to the end of the term, Lessor shall suffer the loss of advanced improvement costs, including, but not limited to, fees and reimbursable expenses for architectural services, and funds advanced to consultants and contractors on Lessee's behalf. Lessee recognizes the risk assumed by Lessor in advancing the costs of improvement and agrees that, if for any reason, Lessee fails to occupy the Premises as contemplated under this Lease, or abandons the Premises prior to the end of the Lease term, or otherwise materially defaults on this Lease as provided in paragraph 13.1, above, Lessee shall immediately become obligated to pay to Lessor all unpaid improvement costs advanced on Lessee's behalf by Lessor plus interest at the highest rate allowed by law, as well as any loan fees paid by Lessor, and all other damages incurred by Lessor by reason of Lessee's default, including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary demolition, renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commissions actually paid, the amount by which the unpaid rent for the balance of the term after the time of such reletting exceeds the amount of re-rental proceeds less the above expenses and that portion of the leasing commission paid by Lessor pursuant to paragraph 58 pro-rated to the unexpired term of this Lease.

73.  Access to Premises
     ------------------

     73.1 Lessee acknowledges that the gas meter for the entire building, Lessee's HVAC system, and the after-hours HVAC meter for Lessee's premises, are located within the Lessee's premises and must be accessed through the Lessee's premises.

     73.2 Lessee agrees that Lessor and Lessor's authorized agents shall have access to Lessee's premises upon reasonable advance notice, except for meter readings, emergencies, and routine maintenance of the HVAC system, for the purpose of inspecting the same, making alterations, repairs or improvements or additions to same, that are Lessor's obligations, and to do any necessary maintenance to same. If a major repair is required, reasonable advance notice shall be given. Lessor will make every attempt, but is not under any obligation to, enter the premises during business hours to perform the alterations, repairs, improvements, additions and maintenance. If access is not granted on a timely basis, then Lessee shall be liable to Lessor for any extra cost associated with having to postpone such alterations, repairs, improvements, or additions and for any claims from other tenants of the Building which may be affected by the postponement of such work or any other costs incurred by Lessor due to such postponement.

     73.3 Lessor shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Lessor's entry on the premises as provided in this paragraph, except to the extent of the willful misconduct or negligence (but only to the extent of Lessor's negligence utilizing comparative negligence standards) or default of Lessor or its agents, employees, contractors or invitees.

     73.4 To provide for a situation in which a mechanical or electrical emergency occurs that requires immediate attention and Lessee is unavailable to let Lessor or its authorized agents enter the premises, Lessee agrees to the following:

           a) Lessee will provide Lessor with a list of at least three (3) names and telephone numbers of Lessee's employees or representatives authorized to admit Lessor to premises, and who shall be available at all times to let Lessor or its authorized agents into the premises with a reasonably quick response time.


                       ADDENDUM TO PSYGNOSIS, INC. LEASE           Page 16 of 17

           b) In the event that none of Lessee's authorized employees or representatives can be contacted or do not respond in a timely manner, then Lessee shall be liable to Lessor for any extra cost associated with having to postpone such alterations, repairs, improvements, or additions and for any claims from other tenants of the building which may be affected by the postponement of such work, the cost of repairing, or if repair is not practical or cost-effective, then the cost of replacement of, any equipment damaged by delayed access or any other costs incurred by Lessor due to such delayed access.

74.  Rent
     ----

     74.1. Base Rent Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the first day of each month of the term hereof, monthly payments in advance of thirty one thousand and eighty three dollars ($31,083.00) subject to increase annually per paragraph 57 of the Addendum. Rent and other payments to commence on the earlier of 1) Substantial Completion of Lessee's Tenant Improvements,
           2) any occupancy of the Premises by Lessee, other than for construction or installation of Lessee's furniture, fixtures and equipment or 3) November 1, 1997 (subject to Lessor-caused delays and force majeure).

     7.4.2 Lessee shall pay Lessor upon execution hereof $31,083.00 as Base Rent for the first month that Rent and other payments commence pursuant to the provisions of paragraph 74.1 above. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to the Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     7.4.3 For purposes of this paragraph, "Substantial completion of Lessee's Tenant Improvements" shall mean: "Substantial Completion of Lessee's Tenant Improvements" shall be deemed to have occurred upon the first date of occurrence of all the following conditions: (1) Construction of the Lessee's Tenant Improvements shall have been completed in accordance with the Construction Contract and in accordance with all applicable laws, regulations and requirements of the applicable governmental bodies except for minor "punch list" items, the noncompletion of which shall not materially affect the appearance of the Premises or the use and occupancy thereby by Lessee; (2) the heating, plumbing, ventilating and air-conditioning systems, all utility systems serving the Premises and all other systems of the Premises shall have been installed and in good operating order, and
           (3) all such certificates and permits, if any, evidencing the completion of construction of the Improvements as may be required so as to permit Tenant's occupancy of the Premises and use of the improvements shall have been issued by the governing body requiring the same. It is understood that where reference is hereinabove made to the installation of utility systems, it shall mean and include the connection of the lines, conduits and pipes thereof within the Premises and into the Building in accordance with the final plans and specifications. Lessee shall be responsible for contracting for and obtaining delivery of electrical and telephone service.


                       ADDENDUM TO PSYGNOSIS, INC. LEASE           Page 17 of 17

                                   EXHIBIT "A"


                             DESCRIPTION OF PREMISES



A portion of that certain five-story concrete building situated beginning at the point of intersection of the southeasterly line of Bryant Street and the southwesterly line of Rincon Street; running thence southeasterly along said line of Rincon Street 160 feet to the northwesterly line of Federal Street; thence at a right angle southwesterly along said line of Federal Street (and Federal Street extended) 160 feet; thence at a right angle southwesterly along said line of Federal Street (and Federal Street extended) 160 feet; thence at a right angle northwesterly 160 feet to the southeasterly line of Bryant Street; thence at a right angle northeasterly along said line of Bryant Street 160 feet to the point of beginning, consisting of approximately 25,288 rentable square feet on the Lower Level as shown on the drawing on page 2 of this Exhibit A, attached hereto. The Premises represent 26.1% of the building for pro-rata purposes.





DESCRIPTION OF PREMISES
RINCON ASSOCIATES (LESSOR) and PSYGNOSIS INC. (LESSEE)
333 Bryant Street


                       ADDENDUM TO PSYGNOSIS, INC. LEASE
                                  Exhibit "A"

                                  EXHIBIT "A"



                              [GRAPH APPEARS HERE]



                                PSYGNOSIS, INC.

                                                LOWER LEVEL
                                                333 BRYANT STREET
                                                SAN FRANCISCO, CA.




                            EXHIBIT "A", page 2 of 2

                                   EXHIBIT "B"


                              [GRAPH APPEARS HERE]





                                PSYGNOSIS, INC.

                                                LOWER LEVEL
                                                333 BRYANT STREET
                                                SAN FRANCISCO, CA.




                            EXHIBIT "B", page 1 of 2

                                   EXHIBIT "B"



                              [GRAPH APPEARS HERE]



                                PSYGNOSIS, INC.

                                                LOWER LEVEL
                                                333 BRYANT STREET
                                                SAN FRANCISCO, CA.




                            EXHIBIT "B", page 2 of 2

                            CONSTRUCTION WORK LETTER
                            ------------------------

                             LEASE AGREEMENT BETWEEN
                RINCON ASSOCIATES (Lessor) AND PSYGNOSIS (Lessee)



1.  DEFINITIONS
    -----------
    As used in this Construction Work Letter, the following terms shall mean:

    a. Applicable Bodies - all federal, state, county and local government and quasi-governmental agencies having jurisdiction over the work to be performed in accordance with this Construction Work Letter and the Demised Premises and the Building;

    b. Building - the structure referred to as 333 Bryant Street, San Francisco, California of which the Demised Premises forms a part;

    c. Demised Premises and/or Premises - the rented portion of the Building which is the subject of the Lease Agreement and including twenty-five thousand two-hundred eighty-eight (25,288) rentable square feet on the Lower Level as shown in exhibits to the Lease Agreement and which is more particularly described in the Lease Agreement;

    d. Lease Agreement - that certain Lease Agreement dated April 18, 1997, by and between Lessor and Lessee with respect to the Demised Premises;

    e. Lessor-Provided Improvements - those improvements are defined as Toilets, Floor Grinding and Patching and Window Blinds and other items as set forth in paragraph 48.1 of the Lease and shall be referred to herein as "Lessor-Provided Improvements".

2.  IMPROVEMENTS
    ------------

    a. Lessor agrees that it shall provide all of the Lessor-Provided Improvements under this Construction Work Letter to the Demised Premises at Lessor's sole cost and expense as provided herein.

    b. The Lessor-Provided Improvements to be constructed by Lessor shall be, completed in accordance with the Plans and Outline Specifications attached hereto.

    c. Lessor shall provide, at its sole cost and expense, architectural and engineering services necessary to complete the Lessor-Provided Improvements, the Final Plans and Specifications (including but not limited to construction drawings, engineering drawings and specifications) and design/build services.

                             Exhibit "C" to Lease

3.  TIME AND MANNER OF PERFORMANCE:
    -------------------------------


    a. Lessor agrees that the Lessor-Provided Improvements shall be completed in a good, workmanlike manner in compliance with all laws, rules and regulations of all Applicable Bodies according to the custom and usage of the local building trade. Lessor shall obtain, and pay for the cost of all necessary governmental permits and approvals.

    b. Lessee shall cooperate with Lessor in Lessor's construction of the Lessor-Provided Improvements since Lessee will concurrently be constructing Lessee's Tenant Improvements in the Demised Premises. Lessor shall use best efforts to reach Substantial Completion of Lessor-Provided Improvements prior to or upon completion of Lessee's Tenant Improvements and installation of its furniture, fixtures and equipment. However, if Substantial Completion is not achieved by November 1, 1997 (subject to the limitations in subparagraph 3.c below) through no fault of Lessee, Lessee shall not be required to commence with payment of Rent until Substantial Completion of Lessor-Provided Improvements (subject to the limitations in subparagraph 3.c below) has occurred. Additionally, if the Lessor-Provided Improvements have not been substantially completed within one hundred and eighty (180) days of the date of this Lease through no fault of Lessee, then Lessee shall have the option to terminate this Lease.

    c. "Substantial Completion of Lessor-Provided Improvements" shall be deemed to have occurred upon the first date of occurrence of all of the following conditions: (1) Construction of the Lessor-Provided Improvements shall have been completed in accordance with the Lease Agreement and this Construction Work Letter and in accordance with all applicable regulations and requirements of the Applicable Bodies except for minor "punch list" items. Lessor shall cooperate in allowing the electrical service to the toilet improvements to be connected to by Lessor's contractor to Lessee's electrical distribution system during the construction of Lessee's Tenant Improvements. In the event that the toilet improvements are completed in advance of the electrical distribution installation, any delay in Substantial Completion or in obtaining the necessary permits or approvals for use or occupancy shall be the responsibility of Lessee and Lessor shall be deemed to have fulfilled all of its obligations under this Article 3. Lessee agrees that the installation of window blinds may be accomplished during the period that Lessee is installing its furniture, fixtures and equipment and after substantial Completion of all other Lessor-Provided Improvements.

    d. Occupancy of the Premises, either before or after the date of Substantial Completion of Lessor-Provided Improvements, shall not be deemed a waiver of any rights of Lessee to the full completion of the Lessor-Provided Improvements including each and every unfinished item thereof nor shall it affect the obligation of the Lessor, upon and after occupancy by Lessee of the Demised Premises, to diligently and duly complete the work of finishing each and every unfinished item of construction in accordance with the applicable provisions of this Construction Work Letter.

                             Exhibit "C" to Lease

    e. It shall be Lessee's responsibility to provide Lessor with a "punch list" of those items of the Lessor-Provided Improvements which have not been completed in accordance with this Construction Work Letter within twenty (20) days from Substantial Completion of Lessor-Provided Improvements, Lessor agrees to complete all unfinished "punch list" items within (30) days after the receipt of said "punch list", to Lessee's reasonable satisfaction and shall notify Lessee in writing as soon as it deems such corrective action has been completed.

    f. Lessee, at its sole risk, may at any time following receipt of Lessor's notice pursuant to Section 3(d) enter upon the Premises during the course of construction and install such furniture, furnishings, trade and other fixtures, interior decorations, machinery and equipment as it may elect and to begin the storing of Lessee's products. Entry at any other time shall not be made without Lessor's prior consent. Such entry, installation and storage shall not unreasonably interfere with the construction by Lessor that, is then taking place both as to the Demised Premises or the Lessor-Provided Improvements or with any labor employed by Lessor or by any contractor or subcontractor in performing such construction work. Lessee shall have no obligation to make any payment to Lessor, whether in the form of Rent or otherwise, on account of any such entry, installation and storage made by Lessee other than that set forth in the Lease. Such entry, installation and/or storage shall not be deemed to be an acceptance by Lessee of the Lessor-Provided Improvements, or as an occupation by Lessee of the Demised Premises nor shall the same constitute a waiver of any Rights that Lessee may have under this Construction Work Letter or the Lease Agreement.

4.  CHANGES IN THE WORK:
    --------------------

    a. Lessee shall have the right to changes in the Lessor-Provided Improvements during the course of construction, provided that:

        (1) Lessor shall approve all such changes and the time for Substantial Completion of Lessor-Provided Improvements shall be extended for such time as Lessor needs to complete changes including any delays caused by (i) subcontractors who are unable to immediately accommodate the delays or, (ii) any other "force majeure" reason. Lessor shall not unreasonably withhold, delay or condition its approval to any changes.

        (2) All changes made pursuant to this Subsection "a" above which cause an increase in cost of Lessor-Provided Improvements shall be borne solely by the Lessee.

    b. Upon final completion of the Lessor-Provided Improvements, Lessor shall bill Lessee for the cost of the changes or additions as provided herein which bill shall be paid by Lessee within thirty (30) days of receipt thereof.

                             Exhibit "C" to Lease

    c. Each and every change in the Lessor-Provided Improvements requested by Lessee shall be evidenced by a specific written authorization which shall specify (i) the cost of such change, and (ii) the anticipated time of delay in Substantial Completion of Lessor-Provided Improvements resulting from the change, if any, and signed by Lessor's and Lessee's respective construction representatives. In no event shall any change or changes be permitted without such authorizations.

    d. Each and every authorization shall be prepared and executed by the construction representative at the earliest possible opportunity and shall indicate any change in the construction costs.

    e. Any delay in the date of Substantial Completion of Lessor-Provided Improvements resulting from such changes shall not delay the commencement of the payment of Rent under the Lease.

    f. With respect to the construction work being conducted in or about the Premises, each party agrees to be bound by and authorize the other party to rely upon the approval and actions of their respective construction representatives. Unless changed by written notification, the parties hereby designate the following individuals as their respective construction representatives:

            For Lessor:
                Attn:  Richard McEvoy

            For Lessee:
                Attn: Greg Lindsay

5.  GUARANTEE:
    ---------

    In lieu of any other warranties, expressed or implied, Lessor agrees that whatever warranties or guarantees and rights thereunder provided by the Contractor performing the construction of Lessor-Provided Improvements will be passed on to Lessee. Lessor will require a one year guarantee against defects in workmanship and/or materials for a period of twelve (12) months from date of Substantial Completion. Notwithstanding the foregoing, Lessee shall repair and maintain in good working order all Lessor-Provided Improvements excepting those repairs necessitated by defects in workmanship and/or materials that are covered under this guarantee.

6.  CONDITIONS OF PREMISES ON TERMINATION:
    -------------------------------------

    It is expressly understood and agreed between the parties that the Lessor-Provided Improvements shall be excluded from Lessee's obligations to remove alterations at the termination of the Lease.

7.  ALTERATIONS OR CHANGES BY LESSEE:
    --------------------------------

    No changes or alterations to Lessor-Provided Improvements shall be made by Lessee except with Lessor's prior written approval.

                             Exhibit "C" to Lease

8.  MISCELLANEOUS:
    --------------

    There shall be no subsequent alteration, amendment, change or addition to this Construction Work Letter binding upon the Lessor and/or Lessee unless it shall be reduced to a writing and signed by each of the parties.

9.  SUCCESSORS AND ASSIGNS:
    ----------------------

    The covenants and agreements herein contained shall bind, and the benefits and advantages shall inure, to the respective successors and assigns of each of the parties hereto.

10. INVALIDITY:
    ----------

    The invalidity or enforceability of any provision of this Construction Work Letter in any instance shall have no effect upon the validity or enforceability of the remainder of this Construction Work Letter or the validity or enforceability of such provision in any other instance.

11. WAIVER:
    -------

    Either party's waiver of any breach or Failure to enforce any of the terms and conditions of this Construction Work Letter at anytime shall not in any way effect, limit or waive such party's right thereafter to enforce and compel strict compliance with every term and condition thereof.

12. COMPLETE AGREEMENT:
    ------------------

    This Construction Work Letter, together with the Lease Agreement, constitutes the complete agreement between parties with respect to the Lessor-Provided Improvements and supersedes all prior communications and agreements between the parties with respect to the Lessor Provided Improvements.

                             Exhibit "C" to Lease

13. NOTICE:
    -------

    Notice to be given by the parties hereunder shall be in accordance with the notice provision of the Lease Agreement.

    Lessor:

    By:          /s/ A. Robert Fisher
               ---------------------------

    Name/Title:    Partner
               ---------------------------

    Date:        6/30/97
               ---------------------------

    Lessee:

    By:          /s/ I. Hetherington
               ---------------------------

    Name/Title:  Ian Hetherington, President
               ---------------------------

    Date:        19/6/97
               ---------------------------

                             Exhibit "C" to Lease

                                    SUBLEASE


                                   EXHIBIT "B"


                              [GRAPH APPEARS HERE]


                                PSYGNOSIS, INC.

                                              LOWER LEVEL
                                              333 BRYANT STREET
                                              SAN FRANCISCO, CA.